UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 204th Street SW, Lynnwood, WA 98036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Zumiez Inc. 2014 Equity Incentive Plan

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Zumiez Inc. (the “Company”) held on May 21, 2014, the Company’s shareholders approved the Zumiez Inc. 2014 Equity Incentive Plan (the “2014 Equity Plan”). The 2014 Equity Plan was adopted by the Company’s board of directors (the “Board”) on March 12, 2014, subject to shareholder approval.

The 2014 Equity Plan authorizes the issuance of up to an aggregate maximum of 3,400,000 shares of the Company’s common stock, subject to adjustment as described in the 2014 Equity Plan. The 2014 Equity Plan may be administered by the Board, or by the Compensation Committee of the Board or its delegate (each referred to as the “Committee”). The Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The 2014 Equity Plan authorizes the Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock based awards, and performance awards that may be denominated in stock or cash and may be paid in stock or cash. Awards may be granted to the Company’s officers, employees, consultants and advisors of the Company and its affiliates and to non-employee directors. Unless earlier terminated by the Board, the 2014 Equity Plan will terminate, and no further awards may be granted, after May 21, 2024.

The material features of the 2014 Equity Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2014, entitled “Proposal 3—Approval of the Zumiez Inc. 2014 Equity Incentive Plan,” which description, as amended, is filed as Exhibit 99.1 with this Form 8-K and incorporated herein by reference. The description of the 2014 Equity Plan is qualified in its entirety by reference to the copy of the full text of the 2014 Equity Plan, which is filed as Exhibit 10.20 to this Form 8-K. In addition, the Form of Restricted Stock Award Agreement and Terms and Conditions is filed as Exhibit 10.21 to this Form 8-K the Form of Stock Option Award Agreement and Terms and Conditions is filed as Exhibit 10.22 to this Form 8-K.

Approval of the Zumiez Inc. 2014 Employee Stock Purchase Plan

Also at the Annual Meeting described above, the Company’s shareholders approved the Zumiez Inc. 2014 Employee Stock Purchase Plan (the “2014 ESPP”). The 2014 ESPP was adopted by the Board on March 12, 2014, subject to shareholder approval. The 2014 ESPP authorizes the issuance of up to an aggregate maximum of 400,000 shares of the Company’s common stock. The 2014 ESPP, including the right of participants thereunder to make purchases under the 2014 ESPP, is intended to qualify as an “Employee Stock Purchase Plan” under the provisions of Section 423 of the Internal Revenue Code.

The material features of the 2014 ESPP are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2014, entitled “Proposal 4—Approval of the Zumiez Inc. 2014 Employee Stock Purchase Plan,” which description, as amended, is filed as Exhibit 99.2 with this Form 8-K and incorporated herein by reference. The description of the 2014 ESPP is qualified in its entirety by reference to the copy of the full text of the 2014 ESPP, which is filed as Exhibit 10.23 to this Form 8-K.

Indemnification Agreement

On May 21, 2014, the Board approved and adopted a new form of Indemnification Agreement (the “Indemnification Agreement”). Pursuant to the terms of the Indemnification Agreement entered into by the Company with each director and executive officer of the Company (each, an “Indemnitee”), if an Indemnitee is, or is threatened to be made, a party to or participant in any threatened, pending or completed proceeding, the Company will, under the circumstances and to the extent provided for in the indemnification agreement, indemnify, and advance certain expenses to, the Indemnitee to the fullest extent permitted by applicable law and to any greater extent as such law may thereafter from time to time permit. The indemnification agreement further provides procedures for the determination of an Indemnitee’s right to receive indemnification and the advancement of expenses. This summary of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.24 to this Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2014, in connection with a scheduled review of the Company’s charter documents, the Company amended and restated its existing bylaws (the “Bylaws”). The Bylaws include amendments to reflect what the Company believes are current best practices in corporate governance and in large part to conform with updated notice and indemnification provisions as set forth in the Washington Business Corporation Act. The Bylaws clarify that no Director may be party to any compensatory, payment or other financial agreement or understanding with any person or entity other than the Company, or has received any such compensation or other payment from any person or entity other than the Company, in each case in connection with candidacy or service as a Director of the Company. The Bylaws also now contain a forum selection provision for the adjudication of disputes. Such provision provides that, unless the Company consents in writing to the selection of an alternative forum, the King County Superior Court shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any Director, Officer or other employee of the Company to the Company or the Company’s shareholders, (c) any action asserting a claim arising pursuant to any provision of the WBCA, or (d) any action asserting a claim governed by the internal affairs doctrine. The provision further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to this provision.

The foregoing summary of the Bylaws, as amended and restated, does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting described above, the Company’s shareholders voted on five proposals. The proposals are described in detail in the Company’s definitive proxy statement dated April 11, 2014. The final results for the votes regarding each proposal are set forth below.

Proposal Number One: Shareholders elected Thomas D. Campion, Sarah (Sally) G. McCoy and Ernest R. Johnson as directors to each serve a three-year term until the 2017 Annual Meeting of Shareholders. The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas D. Campion	24,693,445	721,094	5,764	2,565,967
Sarah G. McCoy	25,405,321	5,255	9,727	2,565,967
Ernest R. Johnson	25,404,957	3,839	11,507	2,565,967

Proposal Number Two: Shareholders approved an advisory, non-binding, vote on executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
25,337,026	77,699	5,578	2,565,967

Proposal Number Three: Shareholders approved the Zumiez Inc. 2014 Equity Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
24,881,957	533,532	4,814	2,565,967

Proposal Number Four: Shareholders approved the Zumiez Inc. 2014 Employee Stock Purchase Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
25,320,425	94,465	5,413	2,565,967

Proposal Number Five: Shareholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015. The results of the vote were as follows:

For	Against	Abstain
27,827,112	122,042	37,116

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

3.2	Bylaws, as amended and restated May 21, 2014

10.20	Zumiez Inc. 2014 Equity Incentive Plan

10.21	Form of Restricted Stock Award Agreement and Terms and Conditions

10.22	Form of Stock Option Award Agreement and Terms and Conditions

10.23	Zumiez Inc. 2014 Employee Stock Purchase Plan

10.24	Form of Indemnification Agreement

99.1	The section entitled “Proposal 3—Approval of the Zumiez Inc. 2014 Equity Incentive Plan” appearing on pages 53-60 of the Company’s Definitive Proxy Statement (incorporated by reference to pages 53-60 of the Company’s Definitive Proxy Statement filed on April 11, 2014, File No. 000-51300)

99.2	The section entitled “Proposal 4—Approval of the Zumiez Inc. 2014 Employee Stock Purchase Plan” appearing on pages 61-63 of the Company’s Definitive Proxy Statement (incorporated by reference to pages 61-63 of the Company’s Definitive Proxy Statement filed on April 11, 2014, File No. 000-51300)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: May 23, 2014	By:	/s/ Chris Visser
Chris K. Visser
EVP, General Counsel & Secretary

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